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                                                                    Exhibit 23.2



                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 22, 1999 relating to the financial statements and financial statement schedule of Symphonix Devices, Inc., which appears in Symphonix Devices, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.


PRICEWATERHOUSECOOPERS
San Jose, CA
November 12, 1999